UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2026

UMeWorld Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30813	61-2299084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 West Flagler Street, 9th Floor, Miami, Florida 33130

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (786) 791 0483

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	—	—

Securities registered pursuant to Section 12(g) of the Act:

Common Stock

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 - Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Effective January 21, 2026, FINRA implemented the Company’s previously announced corporate action, including its successor-issuer processing, name change, and assignment of a new trading symbol and CUSIP number. The Company’s common stock commenced trading on the OTC Markets under the new trading symbol “UMEW” and new CUSIP 90292A105. The prior CUSIP was suspended upon market effectiveness.

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective January 21, 2026, the Company completed its redomiciliation from the British Virgin Islands to the State of Delaware and changed its corporate name from UMeWorld Limited to UMeWorld Inc.

These actions were implemented through FINRA’s corporate action process following the Company’s previously completed share exchange and domestication.

Item 7.01 - Regulation FD Disclosure

On January 21, 2026, the Company issued a press release announcing the effectiveness of its FINRA-approved corporate action, including its name change, redomiciliation, new trading symbol, and new CUSIP. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01 - Other Events

On January 20, 2026, FINRA published the Company’s corporate action on its Daily List, and on January 21, 2026, the action became effective for market purposes.

The corporate action included:

•	Successor-issuer recognition
•	Change of corporate name to UMeWorld Inc.
•	Assignment of new CUSIP 90292A105
•	Change of trading symbol to UMEW
•	Redomiciliation from the British Virgin Islands to Delaware

This Form 8-K updates and completes the disclosure provided in the Company’s Form 8-K filed on October 2, 2025, which stated that FINRA approval for these actions was pending.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 21, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMEWORLD INC.

By:	/s/ Michael Lee
Name:	Michael Lee
Title:	Chief Executive Officer

Date:	January 21, 2026

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